                                                                     EXHIBIT 99f



                               POWERTEL USA, INC.



                                    97-30265


                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                                 SEPTEMBER 1997



The Trustee is filing an incomplete Monthly Operating Report due to the lack of complete records. The former officers of PowerTel, USA. Inc. have not cooperated with the Trustee by providing the necessary Information. The Books and Records are missing. Therefore, it is impossible for the Trustee to file a complete Monthly Operating Report.


                                                      /s/ Barry L. Solomon
                                                      BARRY L. SOLOMON, TRUSTEE

                                INCOME STATEMENT
                                 (Accrual Basis)
                                  (Month/Year)
                                      9/97

                                                             Current                     Year to
                                                              Month                       Date
                                                       ------------------           ----------------
Income                                                 $                            $      222828.06
                                                       ------------------           ----------------

Cost of Goods Sold

        Beginning Inventory                            $                            $
                                                       ------------------           ----------------
        Inventory Purchases                            $                            $
                                                       ------------------           ----------------
        Ending Inventory                               $                            $
                                                       ------------------           ----------------

        Total Costs of Goods Sold                      $                            $
                                                       ------------------           ----------------

Operating Expenses

        Income from San Jacinto to new owner           $                            $       24354.09
                                                       ------------------           ----------------
        Employee Benefits                              $                            $
                                                       ------------------           ----------------
        Equipment Lease Payments                       $                            $
                                                       ------------------           ----------------
        Rent                                           $            39.00           $         309.00
                                                       ------------------           ----------------
        Secured Debt Payments                          $                            $
                                                       ------------------           ----------------
        Utilities                                      $                            $
                                                       ------------------           ----------------
        Telephone                                      $                            $
                                                       ------------------           ----------------
        Repairs & Maintenance                          $                            $        2710.00
                                                       ------------------           ----------------
        Misc. Office Expense                           $            15.90           $          47.90
                                                       ------------------           ----------------
        U.S. Trustee                                   $                            $         250.00
                                                       ------------------           ----------------
        Travel & Entertainment                         $                            $
                                                       ------------------           ----------------
        Professional Fees                              $         14165.98           $       27961.90
                                                       ------------------           ----------------
        Operation Fees                                 $                            $        3500.00
                                                       ------------------           ----------------
        Insurance: Liability                           $                            $
                                                       ------------------           ----------------
                   Property                            $                            $
                                                       ------------------           ----------------
                   Vehicle                             $                            $
                                                       ------------------           ----------------
                   Worker's Compensation               $                            $
                                                       ------------------           ----------------
                   Other - Bond                        $                            $        1020.00
                                                       ------------------           ----------------
        Taxes:     Payroll                             $                            $
                                                       ------------------           ----------------
                   Sales                               $                            $
                                                       ------------------           ----------------
                   Income                              $                            $
                                                       ------------------           ----------------
                   Real Property                       $                            $
                                                       ------------------           ----------------
                   Personal Property                   $                            $
                                                       ------------------           ----------------

        Total Operating Expenses                       $         14220.88           $       60152.89
                                                       ------------------           ----------------
        Total Profit (Loss) from Operations            $        (14220.88)          $      162675.17
                                                       ------------------           ----------------

        Other Income (Expense)                         $                            $
                                                       ------------------           ----------------
                Gain (Loss) on Sale of Assets          $                            $
                                                       ------------------           ----------------
                Interest Expense                       $                            $
                                                       ------------------           ----------------
                Interest Income                        $           260.38           $        1450.04
                                                       ------------------           ----------------
                Dividend Income                        $                            $
                                                       ------------------           ----------------

                Total                                  $           260.38           $        1450.04
                                                       ------------------           ----------------

        Total Profit (Loss) for Month                  $        (13960.50)          $      164125.21
                                                       ------------------           ----------------

                                  (FORM NO. 2)

                               CASH FLOW STATEMENT
                                  (Month/Year)
                                      9/97

                                                                               Projected
                                                        Current               For current
                                                         Month                   Month
                                                    --------------           --------------
Receipts:

        Sales (Cash Only)                           $                        $
                                                    --------------           --------------
        Collections of Accounts Receivable          $                        $
                                                    --------------           --------------
        Other Income                                $       260.38           $
                                                    --------------           --------------

Total Receipts                                      $                        $
                                                    --------------           --------------

Disbursements:

        Purchases and Inventory                     $                        $
                                                    --------------           --------------
        Salaries and Wages                          $                        $
                                                    --------------           --------------
        Employee Benefits                           $                        $
                                                    --------------           --------------
        Equipment Lease Payments                    $                        $
                                                    --------------           --------------
        Rent                                        $        39.00           $
                                                    --------------           --------------
        Secured Debt Payments                       $                        $
                                                    --------------           --------------
        Utilities                                   $                        $
                                                    --------------           --------------
        Telephone                                   $                        $
                                                    --------------           --------------
        Repairs & Maintenance                       $                        $
                                                    --------------           --------------
        Misc. Office Expense                        $        15.90           $
                                                    --------------           --------------
        Advertising                                 $                        $
                                                    --------------           --------------
        Travel & Entertainment                      $                        $
                                                    --------------           --------------
        Professional Fees                           $     14165.98           $
                                                    --------------           --------------
        Court Costs                                 $                        $
                                                    --------------           --------------

Insurance: Liability                                $                        $
                                                    --------------           --------------
           Property                                 $                        $
                                                    --------------           --------------
           Vehicle                                  $                        $
                                                    --------------           --------------
           Worker's Compensation                    $                        $
                                                    --------------           --------------
           Other                                    $                        $
                                                    --------------           --------------

Taxes:     Payroll                                  $                        $
                                                    --------------           --------------
           Sales                                    $                        $
                                                    --------------           --------------
           Income                                   $                        $
                                                    --------------           --------------
           Real Property                            $                        $
                                                    --------------           --------------
           Personal Property                        $                        $
                                                    --------------           --------------

Total Disbursements                                 $     14220.88           $
                                                    --------------           --------------

Cash Flow                                           $    (13960.50)          $
                                                    --------------           --------------

                                  (FORM NO. 3)

                                 RECAPITULATION


Balance from Prior Month

    Powertel M/M Account                                                     $ 158757.94
                                                                             -----------
            Bank            Chase
            Branch          New York
            Account #:      312731324365

    San Jacinto M/M Account                                                  $  17951.69
                                                                             -----------
            Bank            Chase
            Branch          New York
            Account #       312750667865

    SJP Checking Account                                                     $    582.25
                                                                             -----------
            Bank            Chase
            Branch          New York
            Account #       312750667866

    Powertel Checking Account                                                $    793.83
                                                                             -----------
            Bank
            Branch
            Account #       312731324366

    Powertel M/M Account                                                     $   2976.51
                                                                             -----------
            Bank
            Branch
            Account #       312731324365

Balance to Carry Forward to Next Month

    General Account                                                          $
                                                                             ------------
    Payroll Account:                                                         $
                                                                             ------------
    Tax Account:                                                             $
                                                                             ------------

                                  (FORM NO. 3)

                                  BALANCE SHEET
                                  (Month/Year)
                                      9/97

                                     Assets

Current Assets:

    Cash                                                                 $ 164125.21
                                                                         -----------
            Accounts Receivable                     $
                                                    -----------
            Allowance for Doubtful
                    Accounts                        $
                                                    -----------
            Accounts Receivable (Net)                                    $
                                                                         -----------
            Inventory                                                    $
                                                                         -----------
            Prepaid Expenses                                             $
                                                                         -----------

            Total Current Assets                                                              $ 164125.21
                                                                                              -----------

Property and Equipment (Fair Market Value)

            Real Property                           $
                                                    -----------
            Machinery and Equipment                 $
                                                    -----------
            Furniture and Fixtures                  $
                                                    -----------
            Office Equipment                        $
                                                    -----------
            Leasehold Improvements                  $
                                                    -----------
            Vehicles                                $
                                                    -----------
            Other                                   $
                                                    -----------

            Total Property and Equipment                                                      $
                                                                                              -----------
    Total Assets:                                                                             $ 164125.21
                                                                                              -----------

                                  (FORM NO. 5)

                                   LIABILITIES
                                      9/97

Postpetition Liabilities (Accrued and Unpaid)

    Salaries & Wages                        $
                                            ---------------------
    Payroll Taxes                           $
                                            ---------------------
    Sales Taxes                             $
                                            ---------------------
    Income Taxes                            $
                                            ---------------------
    Real Property Taxes                     $
                                            ---------------------
    Personal Property Taxes                 $
                                            ---------------------
    Accounts Payable                        $
                                            ---------------------
    Postpetition Real Property
            Lease Arrearages                $
                                            ---------------------
    Postpetition Equipment
            Lease Arrearages                $
                                            ---------------------
    Accrued Professional Fees
    Other                                   $
                                            ---------------------

                                            $
                                            ---------------------

    Total Postpetition Liabilities                                          $
                                                                            ---------------------
Prepetition Liabilities

    Priority Debt (Schedule A-1)            $
                                            ---------------------
    Secured Debt (Schedule A-2)             $
                                            ---------------------
    Unsecured Debt (Schedule A-3)           $
                                            ---------------------

    Total Prepetition Liabilities                                           $
                                                                            ---------------------
Shareholder's Equity

    Common Stock                            $
                                            ---------------------
    Paid-In Capital                         $
                                            ---------------------
    Retained Earnings                       $           164125.21
                                            ---------------------

    Total Shareholder's Equity                                              $
                                                                            ---------------------

    Total Liabilities & Equity                                              $           164125.21
                                                                            ---------------------

                                  (FORM NO. 5)

                                                                         Page: 1

DATE SUBMITTED:       10/03/97

                                                               FORM 2
                                           ESTATE CASH RECEIPTS AND DISBURSEMENTS RECORDS

CASE                  :  97-30265 G     POWERTEL USA, INC.       TRUSTEE           :  BARRY L. SOLOMON (480141)
TAXPAYER I.D.         :  84-0897771,                             DEPOSITORY        :  THE CHASE MANHATTAN BANK
DATE FILED            :  02/26/97                                ACCOUNT           :  312731324365 - MONEY MARKET ACCOUNT
PERIOD ENDING         :  09/01/97 - 09/30/97                     BOND AMOUNT       :  BLANKET BOND
-------------------------------------------------------------------------------------------------------------------------
TANS.        {REF #}/
DATE         CHECK #           PAID TO/RECEIVED FROM              DESCRIPTION OF TRANSACTION
-------------------------------------------------------------------------------------------------------------------------
09/16/97                To Account #312731324366                  TRANSFER FUNDS TO CHECKING
09/22/97                To Account #312731324366                  TRANSFER FUNDS TO CHECKING
09/30/97                THE CHASE MANHATTAN BANK                  Interest posting from THE CHASE
                                                                  MANHATTAN BANK on 09/30/97;
                                                                  Current Interest Rate is 2.6000%





-----------------------------------------------------------------------------------
                                                                       MONEY MARKET
 MEMO                              RECEIPTS          DISBURSEMENTS     BALANCE
-----------------------------------------------------------------------------------
                                                     - 14,166.00*      144,591.94
                                                     -141,848.94*        2,743.00
                                      233.51                             2,976.51



                                 -----------         ------------      ----------
             ACCOUNT TOTALS:     $201,397.54         $-198,421.03      $ 2,976.51
        LESS BANK TRANSFERS:            0.00          -193,869.03
 NET RECEIPTS/DISBURSEMENTS:     $201,397.54          $ -4,552.00

{} Asset reference(s)                           * Denotes A Transfer Of Funds

                                                                         Page: 2

DATE SUBMITTED:     10/03/97

                                                               FORM 2
                                           ESTATE CASH RECEIPTS AND DISBURSEMENTS RECORDS

CASE                :  97-30265 G   POWERTEL USA, INC.           TRUSTEE         :  BARRY L. SOLOMON (480141)
TAXPAYER I.D.       :  84-0897771,                               DEPOSITORY      :  THE CHASE MANHATTAN BANK
DATE FILED          :  02/26/97                                  ACCOUNT         :  312731324366- CHECKING ACCOUNT
PERIOD ENDING       :  09/01/97 - 09/30/97                       BOND AMOUNT     :  BLANKET BOND
-------------------------------------------------------------------------------------------------------------------
TANS.        {REF #}/
DATE         CHECK #           PAID TO/RECEIVED FROM              DESCRIPTION OF TRANSACTION
-------------------------------------------------------------------------------------------------------------------
09/02/97       105      GOLDEN STATE OVERNIGHT                    OVERNIGHT MAIL
                        2120 ADAMS AVE
                        SAN LEANDRO, CA 94577
09/03/97       106      GOLDEN STATE OVERNIGHT                    OVERNIGHT MAIL
                        2120 ADAMS AVENUE
                        SAN LEANDRO, CA 94577
09/10/97       107      SECURITY PUBLIC STORAGE                   STORAGE FEES
                        39-505 BERKEY DR
                        PALM DESERT, CA 92211
09/16/97                From Account #312731324365                TRANSFER FUNDS TO CHECKING
09/16/97       108      BARRY L SOLOMON                           FEES
09/16/97       109      BARRY L SOLOMON                           TRUSTEE EXPENSES
09/22/97                From Account #312731324365                TRANSFER FUNDS TO CHECKING
09/22/97       110      POWERTEL USA, INC.                        TURNOVER FUNDS TO POWERTEL
                        321 W. LAKE LANSING RD.
                        ASHER COURT, SUITE 100
                        E. LANSING, MI 48823





---------------------------------------------------------------------------------------
                                                                          MONEY MARKET
MEMO                                RECEIPTS          DISBURSEMENTS       BALANCE
---------------------------------------------------------------------------------------
                                                              -6.95             786.88


                                                              -8.95             777.93


                                                             -39.00             738.93


                                    14,166.00*                               14,904.93
                                                         -13,905.63             999.30
                                                            -260.35             738.95
                                   141,848.94*                              142,587.89
                                                        -142,587.89               0.00



                                  -----------          ------------         -----------
            ACCOUNT TOTALS:       $193,869.03          $-193,869.03              $0.00
       LESS BANK TRANSFERS:        193,869.03                  0.00
                                  -----------          ------------
NET RECEIPTS/DISBURSEMENTS:             $0.00          $-193,869.03

{} Asset reference(s)                           * Denotes A Transfer Of Funds

                                                                         Page: 3

DATE SUBMITTED:     10/03/97

                                                               FORM 2
                                           ESTATE CASH RECEIPTS AND DISBURSEMENTS RECORDS

CASE                :  97-30265 G   POWERTEL USA, INC.           TRUSTEE         :  BARRY L. SOLOMON (480141)
TAXPAYER I.D.       :  84-0897771,                               DEPOSITORY      :  THE CHASE MANHATTAN BANK
DATE FILED          :  02/26/97                                  ACCOUNT         :  312731324366 - CHECKING ACCOUNT
PERIOD ENDING       :  09/01/97 - 09/30/97                       BOND AMOUNT     :  BLANKET BOND
-------------------------------------------------------------------------------------------------------------------
TANS.        {REF #}/
DATE         CHECK #           PAID TO/RECEIVED FROM              DESCRIPTION OF TRANSACTION
-------------------------------------------------------------------------------------------------------------------






                              Gross Receipts:                     $201,397.54
                     Less Payments to Debtor:                           $0.00
                                                                  -----------

                                  Net Estate:                     $201,397.54
---------------------------------------------------------------------------------------------
                                                                              MONEY MARKET
MEMO                                RECEIPTS          DISBURSEMENTS           BALANCE
---------------------------------------------------------------------------------------------
               CASE TOTALS:       $395,266.57         $ -392,290.06              $2,976.51
       LESS BANK TRANSFERS:        193,869.03           -193,869.03
NET RECEIPTS/DISBURSEMENTS:       $201,397.54         $ -198,421.03

{} Asset reference(s)                           * Denotes A Transfer Of Funds

                                                                         Page: 1

DATE SUBMITTED:     10/03/97

                                                               FORM 2
                                           ESTATE CASH RECEIPTS AND DISBURSEMENTS RECORDS

CASE                :  97-30265 G   POWERTEL USA, INC.           TRUSTEE         :  BARRY L. SOLOMON (480141)
TAXPAYER I.D.       :  88-0309701,                               DEPOSITORY      :  THE CHASE MANHATTAN BANK
DATE FILED          :  02/26/97                                  ACCOUNT         :  312750667865 - MONEY MARKET ACCOUNT
PERIOD ENDING       :  09/01/97 - 09/30/97                       BOND AMOUNT     :  BLANKET BOND
-------------------------------------------------------------------------------------------------------------------
TANS.        {REF #}/
DATE         CHECK #           PAID TO/RECEIVED FROM              DESCRIPTION OF TRANSACTION
-------------------------------------------------------------------------------------------------------------------

09/22/97                Interest Posting                          Current Interest Rate is 2.6000%
09/22/97                To Account #312750667866                  CLOSE OUT ACCOUNT





--------------------------------------------------------------------------------------------
                                                                                MONEY MARKET
MEMO                                  RECEIPTS          DISBURSEMENTS           BALANCE
--------------------------------------------------------------------------------------------

                                          26.87                                 17,978.56
                                                            -17,978.56*              0.00
                                  -------------            -----------          ---------
            ACCOUNT TOTALS:          $22,880.56             -22,880.56              $0.00
       LESS BANK TRANSFERS:                0.00             -19,978.56
                                  -------------            -----------
NET RECEIPTS/DISBURSEMENTS:          $22,880.56            $ -2,902.00

{} Asset reference(s)                           * Denotes A Transfer Of Funds

                                                                         Page: 2

DATE SUBMITTED:     10/03/97

                                                               FORM 2
                                           ESTATE CASH RECEIPTS AND DISBURSEMENTS RECORDS

CASE                :  97-30265 G   POWERTEL USA, INC.           TRUSTEE         :  BARRY L. SOLOMON (480141)
TAXPAYER I.D.       :  88-0309701,                               DEPOSITORY      :  THE CHASE MANHATTAN BANK
DATE FILED          :  02/26/97                                  ACCOUNT         :  312750667866 - CHECKING ACCOUNT
PERIOD ENDING       :  09/01/97 - 09/30/97                       BOND AMOUNT     :  BLANKET BOND
-------------------------------------------------------------------------------------------------------------------
TANS.        {REF #}/
DATE         CHECK #           PAID TO/RECEIVED FROM              DESCRIPTION OF TRANSACTION
-------------------------------------------------------------------------------------------------------------------
09/22/97                From Account #312750667865                CLOSE OUT ACCOUNT
09/22/97       104      POWERTEL USA, INC.                        CLOSE ACCOUNTS
                        321 W. LAKE LANSING RD
                        ASHER COURT, SUITE 100
                        E. LANSING , MI 48823



--------------------------------------------------------------------------------------------
                                                                                MONEY MARKET
MEMO                               RECEIPTS          DISBURSEMENTS              BALANCE
--------------------------------------------------------------------------------------------

                                   17,978.56*                                   18,560.81
                                                         -18,560.81                  0.00



                                  ----------           ------------             -----------
            ACCOUNT TOTALS:       $19,978.56           $ -19,978.56                 $0.00
       LESS BANK TRANSFERS:        19,978.56                   0.00
                                  ----------           ------------
NET RECEIPTS/DISBURSEMENTS:            $0.00           $ -19,978.56

{} Asset reference(s)                           * Denotes A Transfer Of Funds

                                                                         Page: 3
DATE SUBMITTED:     10/03/97

                                                               FORM 2
                                           ESTATE CASH RECEIPTS AND DISBURSEMENTS RECORDS

CASE                :  97-30265 G   POWERTEL USA, INC.           TRUSTEE         :  BARRY L. SOLOMON (480141)
TAXPAYER I.D.       :  88-0309701,                               DEPOSITORY      :  THE CHASE MANHATTAN BANK
DATE FILED          :  02/26/97                                  ACCOUNT         :  312750667867 - MONEY MARKET ACCOUNT
PERIOD ENDING       :  09/01/97 - 09/30/97                       BOND AMOUNT     :  BLANKET BOND
-----------------------------------------------------------------------------------------------------------------------
TANS.        {REF #}/
DATE         CHECK #           PAID TO/RECEIVED FROM              DESCRIPTION OF TRANSACTION
-----------------------------------------------------------------------------------------------------------------------






                              Gross Receipts:                     $  22,880.56
                     Less Payments to Debtor:                            $.000
                                                                  ------------

                                  Net Estate:                     $  22,880.56
--------------------------------------------------------------------------------------------
                                                                                MONEY MARKET
MEMO                               RECEIPTS          DISBURSEMENTS              BALANCE
--------------------------------------------------------------------------------------------
            ACCOUNT TOTALS:            $0.00                   0.00             $0.00
       LESS BANK TRANSFERS:             0.00                   0.00
                                  -----------           ------------
NET RECEIPTS/DISBURSEMENTS:            $0.00                 $ 0.00

               CASE TOTALS:       $42,859.12            $-42,859.12             $0.00
       LESS BANK TRANSFERS:        19,978.56             -19,978.56
                                  -----------           ------------
NET RECEIPTS/DISBURSEMENTS:       $22,880.56            $-22,880.56

{} Asset reference(s)                           * Denotes A Transfer Of Funds